UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

ENVENTIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN	56002-3248
(Address of principal executive offices)	(Zip Code)

 (800) 326-5789
 (Registrant's telephone number, including area code)

HICKORY TECH CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws.

On May 6, 2014, the shareholders of Hickory Tech Corporation (the "Company") approved an amendment to the Articles of Incorporation to change the Company's name from Hickory Tech Corporation to Enventis Corporation, effective upon the filing of the amendment, which was completed on May 6, 2014. The amendment to the Restated Articles of Incorporation is attached as Exhibit 3.1 hereto. A copy of the press release issued on May 6, 2014 regarding the change of the Company's name to Enventis Corporation is furnished as exhibit 99.2 hereto.

On May 6, 2014, the shareholders of Company also approved an amendment to the Company's By-laws to eliminate the maximum age requirement associated with a director standing for election. The amendment to the By-laws is attached as Exhibit 3.2 hereto.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 6, 2014, HickoryTech held its Annual Meeting of stockholders. As of the record date for the Annual Meeting, there were 13,651,241 shares of our common stock outstanding. At the meeting, the holders of 11,113,658 shares were represented in person or by proxy.

The following is a summary of the matters voted on at the 2014 Annual Meeting:

1.	The nominees named below were elected to the Board of Directors for three-year terms until the 2017 Annual Meeting of stockholders based upon the following votes:

Director	For	Withheld	Broker Non-Votes
Robert D. Alton, Jr.	4,753,387	2,619,920	3,740,351
R. Wynn Kearney, Jr.	6,771,181	602,126	3,740,351
Dale E. Parker	6,903,902	469,405	3,740,351

2.	Approval of an amendment to our Articles of Incorporation to change our corporate name to Enventis Corporation was as follows:

For	Against	Abstentions
10,516,417	452,708	144,533

3.	Approval of an amendment to our Company By-laws to eliminate the maximum age requirement associated with a Director standing for election was as follows:

For	Against	Abstentions
9,204,177	1,300,976	608,505

4.   Ratification of Moss Adams LLP as the Company's independent registered public accounting firm and auditor for 2014 was approved with the following votes:

For	Against	Abstentions
10,907,990	131,162	74,506

Item 7.01.  Regulation FD Disclosure.

The following information is being furnished pursuant to Regulation FD. On May 6, 2014, HickoryTech Corporation held its annual meeting. A copy of the presentation used at the annual meeting is furnished as an exhibit in Item 9.01. The information in this Item 7.01 and Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(c)            Exhibits.
3.1	Amendment to the Restated Articles of Incorporation
3.2	Amendment to the By-laws
99.1	Annual Meeting Presentation dated May 6, 2014 (furnished)
99.2	Press Release dated May 6, 2014 (furnished)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date:  May 7, 2014

ENVENTIS CORPORATION

By: /s/ John W. Finke
John W. Finke, President and Chief Executive Officer

By: /s/ David A. Christensen
David A. Christensen, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the Restated Articles of Incorporation
3.2	Amendment to the By-laws
99.1	Annual Meeting Presentation dated May 6, 2014 (furnished)
99.2	Press Release dated May 6, 2014 (furnished)